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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                         ------------------------------


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2002
                                                         -----------------


                             Paradigm Genetics, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)



   Delaware                       0-30365                       56-2047837
   --------                       -------                       ----------
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


108 Alexander Drive, Research Triangle Park, North Carolina             27709
-----------------------------------------------------------             -----
         (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (919) 425-3000
                                                           --------------



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Item 9.   Certification of Form 10Q.
------    -------------------------


                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
        (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Paradigm Genetics, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002            /s/ Heinrich Gugger
                                    --------------------------------------------
                                        Heinrich Gugger
                                        President and Chief Executive Officer

Dated: November 14, 2002            /s/ Andrew L. Graham
                                    --------------------------------------------
                                        Andrew L. Graham
                                        Chief Accounting Officer

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as a separate disclosure document.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Paradigm Genetics, Inc.
                                    (Registrant)


Dated: November 14, 2002            /s/ Heinrich Gugger
                                    -------------------------------------------
                                        Heinrich Gugger
                                        President and Chief Executive Officer

Dated: November 14, 2002            /s/ Andrew L. Graham
                                    -------------------------------------------
                                        Andrew L. Graham
                                        Chief Accounting Officer